Other Assets and Prepaid Expenses - Summary of Other Current Assets and Prepaid Expenses (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Prepaid Expense and Other Assets, Current [Abstract]
Tax credits	$ 23,866	$ 16,985
Cash managed by third parties	3,473	4,337
Advertising paid in advance	383	715
Others	1,683	1,550
Total prepaid expense and other assets	$ 29,405	$ 23,587